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                                                                    Exhibit 99.1


                                                       OMB Number: 3235-0569
                                                       Expires: January 31, 2003


STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Albert P.L. Stroucken, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of H.B. Fuller Company, and, except as corrected or supplemented in a subsequent covered report:

     o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which is was filed); and

     o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o The Annual Report on Form 10-K for the period ended December 1, 2001 of H.B. Fuller Company, filed with the Commission on March 1, 2002.

     o All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of H.B. Fuller Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    Any amendments to any of the foregoing.



/s/ Albert P.L. Stroucken                   Subscribed and sworn to
Albert P.L. Stroucken                       before me this 9th day of
August 9, 2002                              August 2002.

                                                 /s/ Darlene K. Bushinksi
                                                 Notary Public

                  [Stamp]                        My Commission Expires:
                                                 01/31/05